Superior Bancorp

SUPR – NASDAQ Global Market

November 2007

Cautionary Statement Regarding Forward Looking Statements

Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Superior Bancorp cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to Superior Bancorp are necessarily estimates reflecting the judgment of Superior Bancorp's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in Superior Bancorp's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and changes due to natural disasters, such as hurricanes.

Superior Bancorp disclaims any intent or obligation to update "forward looking statements."

SUPERIOR

Presentation Overview

I. Company History

II. 5-Year Plan of Value Creation

III. Current Franchise Update

IV. Balance Sheet Summary

V. 2007 Plan & Expectations

VI. Credit Quality

VII. Pro Forma Assessment

THE BANC CORPORATION

Company History


Huntsville
Birmingham
Montgomery
AL
FL
Tallahassee
Panama City

Jan. '05 Overview

Assets: $1.3B

Offices: 26 AL – 19

FL – 7

Total Depositors: 40,000

Challenges

Balance Sheet Funding

Credit Quality

Earnings

Franchise

SUPERIOR

5-Year Plan of Value Creation

- Focus on growth markets: NE Alabama, Florida
- Re-engineer balance sheet
- Seek strategic bank partners
- Add customers from merger chaos (Wachovia, Regions, Banco Bilbao, RBC Centura)
- Build bank to $3 billion in total assets
- Achieve peer bank performance

SUPERIOR

5-Year Plan: Strategic Chronology

		Status
2005:	Platform Stabilization	Done
	Balance Sheet Cleanup	Done
	Staffing Optimization	Done
2006:	Market Expansion	Done
	Growth thru Acquisitions	Done
2007:	Merger Integration	In Process
	Stock Repurchase	In Process
	De Novo Branch Expansion	In Process
	Trust Preferred Refinancing	Done
2008-2009:	Profitability Maximization	
	Shareholder Value Maximization	

SUPERIOR

Alabama Franchise


Huntsville
Birmingham
Montgomery
Legend (AL)
Current Superior Branches: 39
Planned Superior Branches: 5
1st Comm. Credit Offices: 15
Superior Fin. Co. Offices: 5
Loan Production Offices: 1

- Assets: $1.73B
- Current Offices: 39
- Depositors: 68,000
- 5 de novo branches planned: 4Q07 – 1Q08
- 20-office consumer finance company ($35MM outstanding)

SUPERIOR

Florida Franchise


Tallahassee
Panama City
Legend (FL)
Current Superior Branches: 27
Planned Superior Branches: 5
Orlando
Tampa
Sarasota

- Assets: $1 billion
- Current Offices: 27
- Depositors: 37,000
- 4 de novo branches planned – 4Q07
- 1 de novo branch planned – 2008

SUPERIOR

Banking High Growth Markets

MSA	Projected 5 Year Growth in Population 2007-2012 (%)	2007 Total Population	Household Income 2007
Birmingham, AL Growth Corridor*	19.4	183,548	$66,467
Sarasota, FL	14.9	716,099	$51,324
Tampa-St. Petersburg, FL	11.3	2,765,528	$47,027
Panama City-Lynn Haven, FL	10.6	170,892	$44,008
Blount Co, AL	6.5	55,496	$41,205
Huntsville, AL	7.8	380,907	$50,326
US	*6.3*	*306,348,230*	*$53,154*

*Shelby County AL. Birmingham MSA projects 4.9% population growth on 1,115,659 people with $45,042 household income.
Source: SNL Financial

SUPERIOR

Summary Balance Sheet

January 2005

- Total Assets: $1.3B
- Total Loans: $0.9B
- Total Deposits: $1.1B
- Depositors: 40,000

September 2007

- Total Assets: $2.9B
- Total Loans: $2.0B
- Total Deposits: $2.2B
- Depositors: 105,000

Notes: 3Q 07 results estimated for post-merger using 12/31/06 data for SUPR, People's

SUPERIOR

Balance Sheet: Deposits

January 2005

$1.1 billion


Customer CD: 42%
Transaction: 39%
Brokered CD: 19%

September 2007

$2.2 billion


Customer CD: 53%
Transaction: 40%
Brokered CD: 7%

SUPERIOR

Balance Sheet: Loan Summary

January 2005

$930 million


Consumer: 33%
C&I: 14%
Constr / Dev: 27%
Comm Mtg: 26%

September 2007

$2.0 billion


Consumer: 27%
C&I: 11%
Constr / Dev: 33%
Comm Mtg: 29%

SUPERIOR

2007 Plan Adjustments

- Challenging Times:
  - Credit Cycle
  - Deposit Growth / Mix
  - Expense Rationalization

Plan Adjustments:	Status
• Accelerate stock repurchase program	Done
• Accelerate trust preferred refinancing	Done
• Implement mortgage loan securitization	In Progress
• Accelerate de novo branch program	In Progress
• Reduce growth expectations: Loans: 8%; Deposits: 8%	In Progress
• Manage credit quality	In Progress

SUPERIOR

De Novo Branch Expansion Plan

New Branches Opened

➢ Tallahassee, FL	$29.9M	deposits
➢ Huntsville, AL	$25.2M	deposits
➢ Panama City, FL	$32.2M	deposits
➢ Tampa, FL	$ 7.9M	deposits
➢ Birmingham, AL	$ 6.4M	deposits
➢ Athens, AL	$ 2.9M	deposits
➢ Hoover, AL	$ 4.5M	deposits
	$104M	**Total**

Planned Branches

4Q07

- Marianna, FL
- Homosassa, FL
- Inverness, FL
- Dunnellon, FL
- Beverly Hills, FL
- Trussville, AL
- Cullman, AL
- Huntsville, AL

2008

- Tallahassee, FL
- Manatee, FL
- Madison, AL
- Chelsea, AL
- Arab, AL

Total Investment	$25 - $30 Million
2007 NIE Impact	$3 - $3.5 Million Pretax
2008 Incremental NIE Impact	$6 Million Pretax

SUPERIOR

3Q07 Results

➢ 3Q vs 2Q 2007 Operating Income growth of 25.6%	Done
➢ Complete PCB – Sarasota acquisition	Done
➢ Complete first stock repurchase program	Done
➢ Open Tallahassee and Birmingham de novo branches	Done
➢ Upgrade technology platform	Done
➢ Manage credit quality to acceptable levels	Done
➢ Non-recurring events (pretax):	Done

• TRUP refinancing costs	$1,470M
• ESOP discontinuation costs	$160M
• Rental income charge-off	$111M

SUPERIOR

4Q07 Expectations

- Implement second stock repurchase program
- Manage credit quality to acceptable levels
- Open eight de novo branches
  FL – 5   AL – 3
- Show significant operating income growth
- Sarasota merger costs @ $400M

SUPERIOR

Credit Quality Expectations



Non-Performing Assets
% of Total Loans + Non-Performing Assets
1.50%
1.00%
0.50%
0.00%
1.06%
0.86%
0.91%
0.49%
0.56%
0.52%
0.44%
0.64%
0.60%
0.76%
1.24%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Period Ending

9/30/07	NPAs
AL Bank	0.59%
FL Bank	0.40%
CRE	0.25%
Total	**1.24%**

2007 YTD	NCOs
AL Bank	0.21%
FL Bank	-0.01%
CRE	0.00%
Total	**0.20%**

SUPERIOR

Home Sales by Market: September 2007 vs 2006

	Avg / Median Price	% Δ	3Q Volume	% Δ
Alabama				
Huntsville, AL	$177,996	9.1%	2,922	- 3.1%
Birmingham, AL	$204,112	6.1%	4,625	- 8.3%
Florida				
Panama City, FL	$184,000	-9.4%	369	- 8.0%
Tallahassee, FL	$178,700	- 3.4%	1,082	-23.0%
Tampa, FL	$200,700	-9.6%	5,913	-32.1%
Sarasota/Bradenton, FL	$244,300	-15.1%	1,898	-13.5%

Source: AL: The Alabama State Research and Education Center. FL: Florida Association of Realtors

SUPERIOR

Credit Cycle Management (2005- Present)

- Identified and moved out riskiest loans in land, condos and development categories (2005)
- Tightened underwriting criteria for land, condos and development categories
- Very experienced Senior Management (29 average years)
- Seasoned, experienced Senior Lenders (26 average years)
- Active, daily monitoring of individual past due and classified loans
- Development of multi-option exit plans of stressed loans
- Early, aggressive workout management

SUPERIOR

Merger Customer Dislocation

Total assets in recent M&A:

❑ WACHOVIA	$ 53.9B
❑ REGIONS	$143.4B
❑ BBVA 150 años (Brujula Bank)	$ 34.2B
❑ RBC / Alabama National	$ 7.9B
Total	$239.4B

Notes: All values as reported for most recent quarter pre-merger

SUPERIOR

In-Market Merger Chaos



"Sweet Home Canada."
alabama.
[It didn't sound right to us either.]
SUPERIOR BANK
Local. Friendly. Superior.

SUPERIOR

Pro Forma Assessment

- Sizable operating platform
- Banking experience of personnel
- Economies of Northeast Alabama, Florida
- In-market customer dislocation

SUPERIOR
BANCORP

NASDAQ Symbol: SUPR